UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): September 1, 2011

OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2002 Summit Boulevard, Sixth Floor

Atlanta, Georgia 30319
(Address of principal executive office)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.
 (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index on Page 5

Explanatory Note

    On September 1, 2011, Ocwen Financial Corporation (“Ocwen”) completed its acquisition of (i) all the outstanding partnership interests of Litton Loan Servicing LP (“Litton”), a subsidiary of The Goldman Sachs Group, Inc. (“Seller”) and provider of servicing and subservicing of primarily non-prime residential mortgage loans and (ii) certain interest-only servicing securities previously owned by Goldman Sachs & Co., also a subsidiary of Seller (collectively referred to as “Litton Loan Servicing Business”).

    This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed by Ocwen Financial Corporation on September 2, 2011 to include the financial information referred to in Item 9.01(a) and (b), below, relating to the acquisition of Litton Loan Servicing Business and to provide the consent of the independent accountants. Pursuant to the instructions to Item 9.01 of Form 8-K, Ocwen Financial Corporation hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial statements and pro forma financial information and to provide the consent of the independent accountants.

Forward Looking Statements

    This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to assumptions related to the valuation of assets and estimates utilized in development of the unaudited pro forma combined financial statements.

    Forward-looking statements are not guarantees of future performance, and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following:

●	general economic and market conditions;

●	prevailing interest rates;

●	governmental regulations and policies, including scrutiny regarding foreclosure processing;

●	uncertainty related to the actions of loan owners, including mortgage-backed securities investors, regarding loan putbacks and other servicing practices; and

●	uncertainty related to the processes for judicial and non-judicial foreclosure proceedings, including potential additional costs or delays in the future or claims pertaining to past practices.

    Further information on the risks specific to our business are detailed within this report and our other reports and filings with the Securities and Exchange Commission including our periodic report on Form 10-K for the year ended December 31, 2010, our quarterly reports on Form 10-Q and our current reports on Form 8-K. Forward-looking statements speak only as of the date they are made and should not be relied upon. Ocwen Financial Corporation undertakes no obligation to update or revise forward-looking statements.

Item 2.01 Completion of Acquisition of Assets

    As previously reported, on September 1, 2011, Ocwen completed its acquisition of Litton Loan Servicing Business resulting in the acquisition by Ocwen of a servicing portfolio of approximately $38.6 billion in unpaid principal balance of primarily non-prime residential mortgage loans and the servicing platform of Litton Loan Servicing Business based in Houston, Texas, Dallas, Texas and Atlanta, Georgia.

Item 9.01 Financial Statements and Exhibits

a)	Financial Statements of Businesses Acquired.

The (i) audited combined statements of financial condition of Litton Loan Servicing Business at December 31, 2010 and December 31, 2009, the combined statements of income, statements of owners’ equity and statements of cash flows for each of the three years in the period ended December 31, 2010 and (ii) unaudited combined statement of financial condition of Litton Loan Servicing Business at June 30, 2011, the combined statements of income and statements of cash flows for the six-month periods ended June 30, 2011 and June 30, 2010 and the combined statement of owners’ equity for the six months ended June 30, 2011 are attached as Exhibit 99.1.

b)	Pro Forma Financial Information.

The unaudited combined pro forma balance sheet of Ocwen Financial Corporation at June 30, 2011 and statements of operations for the year ended December 31, 2010 and for the six months ended June 30, 2011 are attached as Exhibit 99.2.

c)	Not applicable

d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description

23.1	Consent of Independent Accountants.

99.1
The (i) audited combined statements of financial condition of Litton Loan Servicing Business at December 31, 2010 and December 31, 2009, the combined statements of income, statements of owners’ equity and statements of cash flows for each of the three years in the period ended December 31, 2010 and (ii) unaudited combined statement of financial condition of Litton Loan Servicing Business at June 30, 2011, the combined statements of income and statements of cash flows for the six-month periods ended June 30, 2011 and June 30, 2010 and the combined statement of owners’ equity for the six months ended June 30, 2011.

99.2
The unaudited pro forma combined balance sheet of Ocwen Financial Corporation at June 30, 2011 and unaudited pro forma combined statements of operations for the year ended December 31, 2010 and for the six months ended June 30, 2011.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

	By:	/s/ John Van Vlack
John Van Vlack
Executive Vice President, Chief Financial Officer and Chief Accounting Officer
(On behalf of the Registrant and as its principal financial officer)
Date: October 4, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Accountants.

99.1
The (i) audited combined statements of financial condition of Litton Loan Servicing Business at December 31, 2010 and December 31, 2009, the combined statements of income, statements of owners’ equity and statements of cash flows for each of the three years in the period ended December 31, 2010 and (ii) unaudited combined statement of financial condition of Litton Loan Servicing Business at June 30, 2011, the combined statements of income and statements of cash flows for the six-month periods ended June 30, 2011 and June 30, 2010 and the combined statement of owners’ equity for the six months ended June 30, 2011.

99.2
The unaudited pro forma combined balance sheet of Ocwen Financial Corporation at June 30, 2011 and unaudited pro forma combined statements of operations for the year ended December 31, 2010 and for the six months ended June 30, 2011.